NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report


Designed to provide
superior equity market
performance with less risk.

[PHOTO APPEARS HERE]

Growth
and Income
Stock Fund

                                   Contents

                          1    Dear Shareholder
                          4    Meeting Investor Needs
                          5    Answering Your Questions
                          8    Growth and Income Stock
                               Fund Overview
                          10   Portfolio of Investments
                          12   Statement of Net Assets
                          13   Statement of Operations
                          14   Statement of Changes
                               in Net Assets
                          15   Notes to Financial Statements
                          20   Financial Highlights
                          22   Report of Independent
                               Public Accountants
                          23   Shareholder Information
                          24   Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is a great pleasure to share with you the Nuveen Growth and Income Stock Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a 36.30% return, compared with the 29.70% average for the 561 peer funds ranked in Lipper Analytical Service's Growth and Income fund category for the same period. The fund's performance ranked among the top 8% of all peer group funds. The fund also outpaced the 36.04% return produced by the Standard & Poor's 500-Stock Index--a very impressive achievement considering the conservative market orientation of the fund. This level of performance is especially gratifying because nearly 43,000 individuals have more than $700 million invested in the fund.

A 46% Return During the Fund's First Year of Operations

It's also been an excellent first full calendar year for the Nuveen Growth and Income Stock Fund. On August 7, 1997, the fund reached its first anniversary turning in an outstanding total return of 45.95% for Class A Shares. This return compares favorably with a 39.33% average for the Lipper Growth and Income peer funds for that same 365-day period.

Finding Value in Today's Stock Market with Less Volatility

The large price fluctuations experienced in today's equity markets can be discomforting to investors who rely upon their investments as a principal source of their financial security. An important objective of the Nuveen Growth and Income Stock Fund is to allow investors to participate in the growth potential of equity investments with less risk and price volatility than the overall market. This concept is illustrated on page 9.

Since the fund's inception last August, fund Class A shareholders have enjoyed a 36.30% return, compared with the 29.70% average for the 561 peer funds ranked in Lipper Analytical Service's Growth and Income fund category for the same period.

The fund seeks to produce superior returns with less risk by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market. The stocks in our portfolio--most of which have very familiar names, such as IBM, General Motors and Boeing--are solid companies. These stocks generally trade at valuations relative to their earnings that are considerably below market averages, and they have been selected based upon their earnings stability and a clearly identified catalyst for near-term price appreciation.

A Disciplined Investment Process

Stock selection based upon a value-oriented philosophy is not the only strategy that helps the fund deliver outstanding performance. Our fund's sub-adviser, Institutional Capital Corporation (ICAP), also follows a rigorous sell discipline so that once a stock has realized its potential it is replaced with another expected to perform well. This strict adherence to a time-tested strategy takes the emotion out of investing in equities--something that hinders many investors who directly invest in the market.

A Fund Designed for Security Conscious Equity Investors

With more than 2,500 stock mutual funds in existence today, investors have many ways to participate in the equity market. The Nuveen Growth and Income Stock Fund is designed for security conscious investors who want to harness the potential of this huge market while pursuing a balance of long-term growth with below-market risk.

ICAP shares Nuveen's traditional value-oriented management philosophy and has an established history of exceptional performance--especially in difficult markets. For a more thorough examination of the strategies the fund employed to deliver this excellent performance, please read the interview with Rob Lyon, President of ICAP, on pages 4-7.

A Core Holding for the Accomplished Investor

Wealth, like success, takes many forms. But both wealth and success convey a sense of arrival--and the special satisfaction that comes with accomplishment. We are

The fund seeks to produce superior returns with less risk by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market.

dedicated to helping investors enjoy their accomplishments and sustain the lifestyles they have built for themselves. Even after nearly 100 years of offering investments to the public, we continue to strive to better appreciate the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recognize that Nuveen investors seek a balance between preservation of what they have achieved, income to meet their current needs and growth to maintain their lifestyle in the future.

Nuveen's Growth and Income Stock Fund is one of an expanded array of Nuveen equity and fixed-income investment products designed to meet these important objectives.

I'm thrilled that the fund has performed so well. On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1997

Meeting Investor Needs

The Nuveen Growth and Income Stock Fund seeks to provide investors with a superior total return over time from a diversified portfolio of large company stocks. In general, the portfolio is comprised primarily of equity securities of companies with market capitalizations of at least $500 million.

The fund's subadviser, Institutional Capital Corporation (ICAP), employs a value-oriented team approach to stock selection. The equity portfolio management team, which consists of 12 portfolio managers and analysts, seeks to identify stocks with strong relative value--that is, stocks that appear to be priced at less than their true value--with clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

To craft the fund's portfolio, ICAP begins with a large universe of approximately 450 large- and mid-size company stocks and use proprietary valuation models to identify roughly 120 stocks believed to have the best relative value and earnings stability. We then apply a qualitative catalyst identification process to select the 40-45 most attractively valued stocks from this group. The team applies the same disciplined, thorough consideration to its sell decisions. Stocks are sold if they have reached their value targets, if the reason for purchase is no longer valid, or if they become less attractive relative to other candidates.

This disciplined investment approach is behind the phenomenal performance produced for the fund's investors during both the first fiscal and calendar year of operations.

Answering Your Questions

Robert Lyon, President and Chief Investment Officer of Institutional Capital Corporation, talks about the equity market and offers insights into factors that affected fund performance over the past year.

What economic and market factors affected the fund's performance?

Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including a very strong U.S. economy, a relatively low interest rate environment, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market to substantial gains.

How did the Nuveen Growth and Income Stock Fund perform in its first year?

As Tim stated in his letter to shareholders, the fund performed exceptionally well since its inception last August, rewarding fund Class A investors with a total return on net asset value for the fiscal year ended June 30 of 36.30%, including price changes and reinvested dividends. Additionally, the fund ranked in the top 8% of the 561 peer funds ranked in Lipper Analytical Services' Growth and Income fund category for the same period.

Given the highly-valued U.S. equity market, where were you able to find value?

Much of the fund's stellar performance came from the selection of stocks undergoing corporate restructurings, such as Phillips Electronics, Novartis, American Home Products, DuPont, and Allstate Insurance. Our view is that companies undergoing restructurings are particularly appropriate for today's market because they have generally been poor market performers over the past several years. New management approaches can frequently jump-start the earnings of a company, which can often translate into a higher earnings multiple.

What is your outlook for the financial markets?

In general, our view remains neutral. While company valuations are very high by historical standards, we believe low interest rates will keep investors in the market. At ICAP we have long believed that "tight money," or reduced liquidity for equities, is the signal to take a more conservative stance. At this time, despite high valuations, there is little evidence that conditions will be moving shortly to a period of reduced liquidity.

We believe we will continue to enjoy a period of sustained growth with low inflation. Among the reasons for continued optimism is strong productivity growth in the U.S. due to massive investments in new technology, strong demand being met by slack operating rates in Europe and Japan, and healthy merger and acquisition activity in the U.S. and abroad. In addition, a modest upturn in the economies of Japan and Germany in 1998, met by reduced growth in the U.S., should allow for a continuation of noninflationary growth. In general, the economic data currently indicate few signs of inflation. However, there is a modest chance of tightening by the Federal Reserve in the short term, which could lead to a more difficult market environment.

What factors will you focus on in picking stocks in the coming months?

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp. and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to maximize that value for shareholders.

For these reasons, we believe the fund is well positioned and that these key strategic investment themes should provide significant upside potential while providing valuable protection in difficult markets.

Growth and Income
Stock Fund
Overview as of June 30, 1997


Top Ten Stock Holdings

Philips Electronics NV          4.8%
------------------------------------
NYNEX Corporation               3.5%
------------------------------------
Raytheon Corporation            3.4%
------------------------------------
Ford Motor Company              3.4%
------------------------------------
IBM Corporation                 3.3%
------------------------------------
Rhone-Poulenc SA                3.2%
------------------------------------
Allstate Corporation            3.1%
------------------------------------
Boeing Company                  3.0%
------------------------------------
General Motors Corporation      3.0%
------------------------------------
Burlington Northern Santa Fe    3.0%
------------------------------------

Diversification
[PIE CHART APPEARS HERE]

Other                            14%
Transportation                   11%
Automotive                        6%
Banks                             5%
Chemicals                         5%
Defense                           9%
Computer Systems                  5%
Media                             4%
Entertainment                     8%
Pharmaceutical                    8%
Retail                            4%
Telephone                         9%
Insurance                         3%
Health Care                       3%
Services                          3%
Toys                              3%


Fund Highlights
================================================================================
Share Class                    A               B               C               R
CUSIP                  67064Y503       67064Y602       67064Y701       67064Y800
--------------------------------------------------------------------------------
Inception Date              8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------
Net Asset Value (NAV)     $24.01          $24.00          $23.98          $24.02
--------------------------------------------------------------------------------
Last Quarterly Dividend  $0.1153         $0.0733         $0.0733         $0.1294
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $646,150
--------------------------------------------------------------------------------
Beta                                                                         0.9
--------------------------------------------------------------------------------
Average Market Capitalization                                        $25 billion
--------------------------------------------------------------------------------
Average P/E (trailing 12 months)                                            18.5
--------------------------------------------------------------------------------
Number of Stocks                                                              47
--------------------------------------------------------------------------------
Expected Turnover Rate                                                 100%-125%
--------------------------------------------------------------------------------
Expense Ratio (A Shares) (After Reimbursement)                             1.20%
--------------------------------------------------------------------------------
Portfolio Allocation                                              Equity    Cash
                                                                     90%     10%
--------------------------------------------------------------------------------
Total Return/1/
================================================================================
Share Class                            A(NAV)  A(Offer)        B       C       R

Year-to-Date                           19.74%    13.45%   19.24%  19.14%  19.94%
--------------------------------------------------------------------------------
Since Inception                        36.30%    29.14%   35.37%  35.26%  36.65%
--------------------------------------------------------------------------------
Dividend Yields
--------------------------------------------------------------------------------
Share Class                            A(NAV)  A(Offer)        B       C       R

Distribution Rate                       1.92%     1.82%    1.22%   1.22%   2.15%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        0.91%     0.87%    0.18%   0.18%   1.16%
--------------------------------------------------------------------------------

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

2 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, which does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

Index Comparison/2/
[LINE GRAPH APPEARS HERE]


S&P 500    Nuveen Growth and Income Stock Fund (Offer)

 10000                     9475    8/96
  9834                     9484    9/96
 10344                     9877   10/96
 10630                    10304   11/96
 11434                    11038   12/96
 11214                    10787    1/97
 11915                    11337    2/97
 12008                    11417    3/97
 11514                    11180    4/97
 12202                    11727    5/97
 12945                    12359    6/97
 13556                    12919    7/97


 . Nuveen Growth and Income Stock Fund (Offer)           $12,914    (NAV=$13,684)
 . S&P 500                                               $13,556
Past performance is not predictive of future performance.



Superior Returns with Less Volatility
[BAR CHART APPEARS HERE]

                                        Positive Weeks   Negative Weeks
 . Nuveen Growth and Income Stock Fund       1.42             -0.94
 . S&P 500                                   1.76             -1.2
 . Lipper Growth and Income Fund Index       1.45             -0.97
Class A share performance for the period 8/7/96 (Fund Inception) through 6/30/97.

                           Portfolio of Investments
                           Nuveen Growth and Income Stock Fund



                                                                                                                            Market
     Shares                Description                                                                                       Value
==================================================================================================================================
                           COMMON STOCKS - 89.3%
                           Automotive - 5.7%
     514,100               Ford Motor Company                                                                         $ 19,407,275
     312,500               General Motors Corporation                                                                   17,402,344
----------------------------------------------------------------------------------------------------------------------------------
                           Banks - 4.3%
     325,500               Banc One Corporation                                                                         15,766,406
      45,200               Wells Fargo & Company                                                                        12,181,400
----------------------------------------------------------------------------------------------------------------------------------
                           Chemicals - 4.6%
     217,650               Akzo Nobel N.V. Sponsored ADR                                                                15,045,056
     236,000               E.I. du Pont de Nemours and Company Ltd.                                                     14,838,500
----------------------------------------------------------------------------------------------------------------------------------
                           Computer Systems - 4.7%
     209,400               International Business Machines Corporation                                                  18,885,262
     308,300               Sun Microsystems, Inc. +                                                                     11,474,541
----------------------------------------------------------------------------------------------------------------------------------
                           Defense - 8.5%
     330,800               Boeing Company                                                                               17,553,075
     196,500               Northrop Grumman Corporation                                                                 17,255,156
     384,900               Raytheon Company                                                                             19,629,900
----------------------------------------------------------------------------------------------------------------------------------
                           Electronics - 6.1%
     120,500               Advanced Micro Devices, Inc. +                                                                4,338,000
     381,500               Philips Electronic N.V.                                                                      27,420,313
      97,800               SGS-Thomson Microelectronics N.V. +                                                           7,824,000
----------------------------------------------------------------------------------------------------------------------------------
                           Entertainment - 3.0%
     464,300               Host Marriott Corp. +                                                                         8,270,344
     186,900               ITT Corporation +                                                                            11,412,581
----------------------------------------------------------------------------------------------------------------------------------
                           Financial Services - 1.1%
     170,600               Morgan Stanley, Dean Witter, Discover and Co.                                                 7,346,462
----------------------------------------------------------------------------------------------------------------------------------
                           Food, Tobacco, Beverage - 1.9%
     305,000               Grand Metropolitan PLC Sponsored ADR                                                         11,952,187
----------------------------------------------------------------------------------------------------------------------------------
                           Health Care - 3.1%
     130,050               Aetna Inc.                                                                                   13,313,869
     230,700               Tenet Healthcare Corporation +                                                                6,820,069
----------------------------------------------------------------------------------------------------------------------------------
                           Insurance - 2.8%
     245,950               Allstate Corporation                                                                         17,954,350
----------------------------------------------------------------------------------------------------------------------------------
                           Media - 3.9%
     468,500               Dun & Bradstreet Corporation                                                                 12,298,125
      63,400               Tribune Company                                                                               3,047,163
     484,850               U.S. West Media Group +                                                                       9,818,213
----------------------------------------------------------------------------------------------------------------------------------
                           Metals - 1.9%
     175,650               Reynolds Metals Company                                                                      12,515,063
----------------------------------------------------------------------------------------------------------------------------------
                           Natural Gas - 1.1%
     286,900               Union Pacific Resources Group Inc.                                                            7,136,638
----------------------------------------------------------------------------------------------------------------------------------
                           Non-Defense Capital Spending - 2.0%
     189,300               Case Corporation                                                                             13,038,037
----------------------------------------------------------------------------------------------------------------------------------
                           Oil - 0.6%
      79,600               Ashland Inc.                                                                                  3,691,450
----------------------------------------------------------------------------------------------------------------------------------

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report

                                                                                                                              Market
         Shares  Description                                                                                                   Value
====================================================================================================================================
                 COMMON STOCKS--continued
                 Pharmaceuticals--7.2%
        198,250  American Home Products Corporation                                                                     $ 15,166,125
        155,400  Novartis AG Sponsored ADR                                                                                12,439,730
        447,000  Rhone--Poulenc SA Sponsor ADR                                                                            18,606,375
------------------------------------------------------------------------------------------------------------------------------------
                 Retail--3.5%
        153,350  Dillard's Inc.                                                                                            5,309,744
        422,900  Federated Department Stores, Inc.+                                                                       14,695,775
        138,600  Office Depot, Inc.+                                                                                       2,694,037
------------------------------------------------------------------------------------------------------------------------------------
                 Services/Miscellaneous--4.8%
        148,650  AMR Corporation+                                                                                         13,750,125
        112,100  Continental Airlines, Inc.+                                                                               3,916,494
         55,600  HFS, Inc.+                                                                                                3,224,800
        503,118  Peninsular and Oriental Steam Navigation Company                                                         10,048,071
------------------------------------------------------------------------------------------------------------------------------------
                 Software & Services--1.7%
        252,300  First Data Corporation                                                                                   11,085,431
------------------------------------------------------------------------------------------------------------------------------------
                 Telephone--7.9%
        448,600  MCI Communications Corporation                                                                           17,172,969
        348,900  NYNEX Corporation                                                                                        20,105,362
        264,200  Sprint Corporation                                                                                       13,903,525
------------------------------------------------------------------------------------------------------------------------------------
                 Toys--2.5%
        360,400  Hasbro, Inc.                                                                                             10,226,350
        177,400  Mattel, Inc.                                                                                              6,009,425
------------------------------------------------------------------------------------------------------------------------------------
                 Transportation--6.4%
        192,600  Burlington Northern Santa Fe                                                                             17,309,925
        354,200  Canadian Pacific, Ltd.                                                                                   10,072,562
        196,600  Union Pacific Corporation                                                                                13,860,300
------------------------------------------------------------------------------------------------------------------------------------
                 Total Common Stocks--(cost $497,518,397)                                                                577,232,904
------------------------------------------------------------------------------------------------------------------------------------
      Principal                                                                                                               Market
         Amount  Description                                                                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--10.4%
        300,000  AT&T Corporation, Commercial Paper, effective yield of 6.13%, 7/01/97                                       300,000
     15,900,000  AT&T Corporation, Commercial Paper, effective yield of 6.14%, 7/02/97                                    15,897,593
      9,500,000  Coca Cola Company, Commercial Paper, effective yield of 5.56%, 7/10/97                                    9,487,080
     12,000,000  General Electric Capital Corporation, Commercial Paper, effective yield of 5.57%, 7/21/97                11,963,200
     11,500,000  Shell Oil Company, Commercial Paper, effective yield of 6.13%, 7/01/97                                   11,500,000
      9,500,000  Toys "R" Us, Inc., Commercial Paper, effective yield of 5.57%, 7/25/97                                    9,465,166
      8,400,000  Warner Lambert Inc., Commercial Paper, effective yield of 5.58%, 7/29/97                                  8,364,067
------------------------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments--(cost $66,977,106)                                                         66,977,106
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments--(cost $564,495,503)--99.7%                                                           644,210,010
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities--0.3%                                                                       1,939,908
                  ------------------------------------------------------------------------------------------------------------------
                 Net Assets--100%                                                                                       $646,149,918
                 ===================================================================================================================
                 +Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1997

--------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $564,495,503) (note 1)           $  644,210,010
Receivables:
  Dividends and interest                                                             973,998
  Investments sold                                                                 6,065,440
  Shares sold                                                                      2,360,873
Deferred organization costs (note 1)                                                 154,938
Other assets                                                                           3,010
--------------------------------------------------------------------------------------------
        Total assets                                                             653,768,269
--------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                        37,776
Payables:
  Investments purchased                                                            3,487,771
  Shares redeemed                                                                    361,400
Accrued expenses:
  Management fees (note 4)                                                           376,269
  12b-1 distribution and service fees (notes 1 and 4)                                132,519
  Other                                                                              137,230
Dividends payable                                                                  3,085,386
--------------------------------------------------------------------------------------------
        Total liabilities                                                          7,618,351
--------------------------------------------------------------------------------------------
Net assets (note 5)                                                           $  646,149,918
============================================================================================
Class A Shares (note 1)
Net assets                                                                    $  616,209,268
Shares outstanding                                                                25,665,342
Net asset value and redemption price per share                                $        24.01
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                            $        25.34
============================================================================================
Class B Shares (note 1)
Net assets                                                                    $   10,663,985
Shares outstanding                                                                   444,400
Net asset value, offering and redemption price per share                      $        24.00
============================================================================================
Class C Shares (note 1)
Net assets                                                                    $    3,629,784
Shares outstanding                                                                   151,360
Net asset value, offering and redemption price per share                      $        23.98
============================================================================================
Class R Shares (note 1)
Net assets                                                                    $   15,646,881
Shares outstanding                                                                   651,364
Net asset value, offering and redemption price per share                      $        24.02
============================================================================================


=======                          See accompanying notes to financial statements.
12

Statement of Operations                      Nuveen Growth and Income Stock Fund
For the period August 7, 1996                        June 30, 1997 Annual Report
(commencement of operations)
through June 30, 1997

--------------------------------------------------------------------------------------------
Investment Income (note 1)

Dividends                                                                       $  6,249,713
Interest                                                                           1,884,775
--------------------------------------------------------------------------------------------
Total investment income                                                            8,134,488
--------------------------------------------------------------------------------------------
Expenses

Management fees (note 4)                                                           2,485,395
12b-1 service fees--Class A (notes 1 and 4)                                          721,457
12b-1 distribution and service fees--Class B (notes 1 and 4)                          16,725
12b-1 distribution and service fees--Class C (notes 1 and 4)                           6,701
Shareholders' servicing agent fees and expenses                                      190,640
Custodian's fees and expenses                                                         65,411
Trustees' fees and expenses (note 4)                                                  22,246
Professional fees                                                                     15,547
Shareholders' reports--printing and mailing expenses                                 126,174
Federal and state registration fees                                                  171,408
Amortization of deferred organization costs (note 1)                                  31,800
Other expenses                                                                        12,021
--------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                        3,865,525
  Expense reimbursement (note 4)                                                    (283,295)
--------------------------------------------------------------------------------------------
Net expenses                                                                       3,582,230
--------------------------------------------------------------------------------------------
Net investment income                                                              4,552,258
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)                    23,971,540
Net change in unrealized appreciation or depreciation of investments              79,714,507
--------------------------------------------------------------------------------------------
Net gain from investments                                                        103,686,047
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $108,238,305
============================================================================================

                            See accompanying notes to financial statements.
-----
13

Statement of Changes in Net Assets

For the period August 7, 1996 (commencement of operations) through June 30, 1997


-------------------------------------------------------------------------------
Operations
Net investment income                                             $   4,552,258
Net realized gain from investment transactions
  (notes 1 and 3)                                                    23,971,540
Net change in unrealized appreciation or depreciation
  of investments                                                     79,714,507
-------------------------------------------------------------------------------
Net increase in net assets from operations                          108,238,305
-------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                           (4,326,777)
   Class B                                                              (33,641)
   Class C                                                              (11,701)
   Class R                                                             (131,681)
From accumulated net realized gains
   from investment transactions:
   Class A                                                                  (96)
   Class B                                                                  (96)
   Class C                                                                  (96)
   Class R                                                              (57,187)
-------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (4,561,275)
-------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                    560,742,869
Net proceeds from shares issued to shareholders due to
    reinvestment of distributions                                     1,085,746
-------------------------------------------------------------------------------
                                                                    561,828,615
-------------------------------------------------------------------------------
Cost of shares redeemed                                             (19,389,087)
-------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             542,439,528
-------------------------------------------------------------------------------
Net increase in net assets                                          646,116,558
Net assets at beginning of period                                        33,360
-------------------------------------------------------------------------------
Net assets at end of period                                        $646,149,918
===============================================================================
Balance of undistributed net investment income at end of period    $     48,458
===============================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements                Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, November 6, 1996 through January 31, 1997, Class A Shares were only available for purchase on a privileged load-waived basis (without an up-front sales charge) by existing investors in the investment products sponsored and distributed by John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, and by Flagship Resources Inc., also a sponsor and distributor of investment products which was acquired by The John Nuveen Company on January 2, 1997.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended set-tlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption

   Notes to Financial Statements--continued  Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report



will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

                                        Shares*             Amount
------------------------------------------------------------------
Shares sold:
  Class A                            26,506,586      $ 534,047,616
  Class B                               451,781         10,154,679
  Class C                               156,621          3,451,741
  Class R                               655,095         13,088,833

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                51,079          1,069,544
  Class B                                    38                787
  Class C                                    10                201
  Class R                                   726             15,214
------------------------------------------------------------------
                                     27,821,936        561,828,615
------------------------------------------------------------------
Shares redeemed:
  Class A                              (892,740)       (18,980,846)
  Class B                                (7,836)          (182,828)
  Class C                                (5,688)          (119,188)
  Class R                                (4,874)          (106,225)
------------------------------------------------------------------
                                       (911,138)       (19,389,087)
------------------------------------------------------------------
Net increase                         26,910,798      $ 542,439,528
------------------------------------------------------------------
*  Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
   1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

------
17

3. Securities Transactions

Purchases and sales (including maturities) of investments in common and preferred stocks, U.S. government obligations and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

--------------------------------------------------------------------------------
Purchases
Common and preferred stocks                                        $ 826,230,295
U.S. government obligations                                          363,440,152
Temporary investments                                                639,403,539

Sales
Common and preferred stocks                                          352,703,159
U.S. government obligations                                          363,727,816
Temporary investments                                                573,678,964
--------------------------------------------------------------------------------


At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $79,714,507, of which $81,191,305 related to appreciated securities and $1,476,798 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .8500 of 1%
For the next $125 million                                            .8375 of 1
For the next $250 million                                            .8250 of 1
For the next $500 million                                            .8125 of 1
For the next $1 billion                                              .8000 of 1
For net assets over $2 billion                                       .7750 of 1
--------------------------------------------------------------------------------
The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report


The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, the Distributor compensated authorized dealers directly with a 2% commission on Fund share sales in addition to a selling fee payable to dealer managers ranging from .75% to .80%. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June
30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $679,000, of which approximately $678,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June
30, 1997, the Distributor compensated authorized dealers directly with approximately $406,200 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $206,200 of CDSC on share redemptions during the period.

5. Composition of Net Assets

At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $542,456,577
Balance of undistributed net investment income                            48,458
Accumulated net realized gain from investment transactions            23,930,376
Net unrealized appreciation of investments                            79,714,507
--------------------------------------------------------------------------------
Net assets                                                          $646,149,918
================================================================================

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:

Class (Inception date)                  Operating performance              Less distributions
                                        ---------------------              ------------------
NUVEEN GROWTH AND INCOME STOCK FUND

                                                              Net
                             Net                     realized and                                         Net      Total
                           asset                       unrealized      Dividends                        asset     return
                           value            Net       gain (loss)       from net     Distributions      value     on net
Year ending            beginning       investment            from     investment      from capital     end of      asset
June 30,               of period        income(b)     investments         income             gains     period   value(a)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
        1997(d)**         $20.00             $.30           $4.14          $(.20)            $(.23)    $24.01      36.30%

Class B (8/96)
        1997(d)**          20.00              .21            4.10           (.08)             (.23)     24.00      35.37

Class C (8/96)
        1997(d)**          20.00              .21            4.08           (.08)             (.23)     23.98      35.26

Class R (8/96)
        1997(d)**          20.00              .30            4.20           (.25)             (.23)     24.02      36.65
------------------------------------------------------------------------------------------------------------------------

        *  Annualized.

        ** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

        (a) Total return is calculated on net asset value without any sales charge.

        (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

        (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

        (d) From commencement of class operations as noted.


                                                                          Nuveen Growth and Income Stock Fund
                                                                                  June 30, 1997 Annual Report
                           Ratios/Supplemental data
--------------------------------------------------------------------------------------------------------------
                                         Ratio                           Ratio
                                        of net                          of net
                     Ratio of       investment        Ratio of      investment
                     expenses        income to        expenses       income to
                   to average          average      to average         average
                   net assets       net assets      net assets      net assets
    Net assets         before           before           after           after       Portfolio         Average
 end of period      reimbuse-       reimburse-      reimburse-      reimburse-        turnover      commission
(in thousands)           ment             ment         ment(b)         ment(b)            rate    rate paid(c)
--------------------------------------------------------------------------------------------------------------
      $616,209           1.28%*           1.45%*          1.20%*          1.53%*           110%         $.0322

        10,664           2.03*             .95*           1.95*           1.03*            110           .0322

         3,630           2.03*             .96*           1.95*           1.04*            110           .0322

        15,647           1.47*            1.04*            .95*           1.56*            110           .0322
--------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen
Investment Trust (comprising the Nuveen Growth and Income Stock Fund), including the portfolio of investments, as of June 30, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 18, 1997

                            Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information


Board of Trustees

James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadvisor

Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, Colorado 80217-5330

(800) 621-7227

Legal Counsel

Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il 60606-1286

(800)621-7227
www.nuveen.com

NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report

A balance of stocks and bonds that seeks to share in the growth potential of stocks, while providing a measure of downside protection.


[PHOTO APPEARS HERE]


Balanced
Stock and
Bond Fund

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Balanced Stock and Bond Fund Overview

 8  Portfolio of Investments

11  Statement of Net Assets

12  Statement of Operations

13  Statement of Changes in Net Assets

14  Notes to Financial Statements

19  Financial Highlights

22  Report of Independent Public Accountants

23  Shareholder Information

24  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwerfeger

Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is a great pleasure to share with you the Nuveen Balanced Stock and Bond Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 22.04%, compared with the 20.62% average for the 30 largest balanced funds included in the Lipper Balanced Fund Index for the same period. The fund's performance ranked in the top quartile of the 320 balanced stock and bond funds tracked by Lipper. With consistent growth to nearly $70 million in assets, this fund clearly has attracted investor enthusiasm.

Balancing Stability and Growth

The large price fluctuations experienced in today's equity markets can be discomforting to investors who rely upon their investments as a principal source of their financial security. An important objective of the fund is to allow investors to participate in the growth potential of equity investments, while enjoying the relative price stability of U.S. Treasury securities.

The fund has been able to produce attractive returns for investors by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market. The fund also provides a measure of stability to your portfolio by balancing the equity portion of the fund's portfolio with bonds with laddered maturity schedules, offering regular income and greater relative price stability.

Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 22.04%, compared with the 20.62% average for the 30 largest balanced funds included in the Lipper Balanced Fund Index for the same period.



A Disciplined Investment Process
Stock and bond selection is based upon a value-oriented philosophy. Our fund's sub-adviser, Institutional Capital Corporation (ICAP), analyzes economic conditions, monetary and interest rate forecasts, and corporate earnings estimates before assigning asset allocation targets. They also use proprietary quantitative models comparing the expected returns of stocks and bonds.

A Fund Designed for Security Conscious Investors
Wealth, like success, takes many forms. But both wealth and success convey a sense of arrival--and the special satisfaction that comes with accomplishment. We are dedicated to helping investors enjoy their accomplishments and sustain the lifestyles they have built for themselves. Even after nearly 100 years of offering investments to the public, we continue to strive to better appreciate the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recognize that Nuveen investors seek a balance between preservation of what they have achieved, income to meet their current needs and growth to maintain their lifestyle in the future.

Nuveen's Balanced Stock and Bond Fund is one of an expanded array of Nuveen equity and fixed-income investment products designed to meet these important objectives.

I'm delighted that the fund has performed so well. On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time, and we look forward to reporting to you again in six months.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
August 15, 1997

Answering Your Questions


Jerrold Senser, CFA and Executive Vice President of Institutional Capital Corporation, offers insights into factors that affected fund performance over the past year.

What are the basic investment objectives of the fund?
The Nuveen Balanced Municipal and Stock Fund seeks to provide investors with an attractive after-tax total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing long-term capital appreciation in favorable markets and preservation of capital in difficult markets.

What is your process for meeting this objective?
The fund follows a balanced portfolio approach, using equities to provide price appreciation while the fixed-income portion of the portfolio serves as the conservative "anchor" helping to moderate price fluctuations.

We employ a value-oriented team approach to asset allocation and security selection. The team, which consists of 12 portfolio managers and analysts, determines the appropriate asset allocation target based on current economic conditions, monetary and interest rate forecasts, and corporate profit estimates. We also apply several proprietary quantitative models that compare expected returns of stocks and bonds.

Once the asset allocation target is determined, our portfolio management team pools their equity sector expertise to identify stocks with strong relative value -- that is, stocks that appear to be priced at less than their true value -- with clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

We believe the fund is well positioned to provide the upside potential of equities, while providing relative price stability of U.S. Treasury securities.

We start with a large universe of approximately 450 large- and mid-size company stocks and use proprietary valuation models to identify roughly 80 stocks believed to have the best relative value and earnings stability. We then apply a qualitative catalyst identification process to select the 40-45 most attractively valued stocks from this group. The team applies the same disciplined, thorough consideration to its sell decisions. Stocks are sold if they have reached their value targets, if the reason for purchase is no longer valid, or if they become less attractive relative to other candidates.

For the fixed-income portion of the portfolio, we perform a rigorous analysis of economic and market factors to determine how heavily we should invest in the bond market. We then select a mix of U.S. Treasury maturities that should provide the level of income and price stability we seek.

What principal economic and market factors affected the fund's performance?
Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including an economy growing at a moderate pace, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market to substantial gains.

Over the same period of time, bond yields were essentially unchanged. The good performance of the fund primarily reflected superior stock selection.

How did the fund perform in this market environment?
As Tim stated in his letter to shareholders, the fund performed exceptionally well since its inception last August, rewarding investors with a total return on net asset value for the year of 22.04%, including price changes and reinvested dividends. Additionally, the fund outpaced the average of the 320 peer funds in Lipper Analytical Services' Balanced fund category for the same period.

What key strategies will you employ
in the coming months?
Currently, we believe the economy will show growth exceeding the Federal Reserve's target increase of about 2-2 1/2% in the second half of the year. As a result, the Fed may tighten monetary policy at some point in the second half of 1997. This could create some volatility in the markets as investors adjust to the change in policy. The fund currently is in a position to increase its equity exposure should opportunities arise. Given this environment, we will continue to monitor the market for investment opportunities, allowing us to add yield without increasing risk.

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp. and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to exploit that value for shareholders.

We believe the fund is well positioned to provide a certain amount of upside potential from equities, while providing relative price stability of the fund's holdings of U.S. Treasury securities.


                                                                           -----

Balanced Stock and Bond
Fund Overview
June 30, 1997


Top Ten Stock Holdings

Philips Electronics NV               5.1%
-----------------------------------------
NYNEX Corporation                    3.7%
-----------------------------------------
Raytheon Corporation                 3.6%
-----------------------------------------
Ford Motor Company                   3.6%
-----------------------------------------
Allstate Corporation                 3.3%
-----------------------------------------
Rhone-Poulenc SA                     3.3%
-----------------------------------------
Boeing Company                       3.3%
-----------------------------------------
General Motors Corporation           3.2%
-----------------------------------------
Burlington Northern Santa Fe         3.1%
-----------------------------------------
Northrop Grumman Corporation         3.1%
=========================================

Stock Diversification

[PIE CHART APPEARS HERE]

Automotive                             7%
Banks                                  5%
Chemicals                              5%
Computer Systems                       5%
Defense                               10%
Other                                 10%
Electronics                            7%
Entertainment                          4%
Health Care                            4%
Insurance                              3%
Media                                  4%
Retail                                 4%
Pharmaceuticals                        8%
Services/Misc.                         5%
Telephone                              9%
Toys                                   3%
Transportation                         7%

Fund Highlights
================================================================================
Share Class                             A           B            C             R
CUSIP                           67064Y107   67064Y206    67064Y305     67064Y404
--------------------------------------------------------------------------------
Inception Date                       8/96        8/96         8/96          8/96
Net Asset Value (NAV)              $23.84      $23.84       $23.84        $23.84
Last Quarterly Dividend            0.1244      0.0814       0.0814        0.1388
Total Net Assets ($000)                                                  $64,364
Fixed Income Average Duration                                         4.42 years
Average Market Capitalization of Stock                               $25 billion
Average P/E (trailing 12 months) of Stock                                   18.5
Number of Stocks                                                              46
Expected Turnover Rate                                                  75%-100%
Expense Ratio (A Shares) (After Reimbursement)                             1.10%

Portfolio Allocation               Stock    U.S. Treasury Notes             Cash
                                      44%                   48%               8%
--------------------------------------------------------------------------------
Total Return/1/
================================================================================
Share Class              A(NAV)  A(Offer)           B            C             R
Year-to-Date             10.91%     5.09%      10.55%       10.55%        11.05%
Since Inception          22.04%    15.63%      21.26%       21.26%        22.31%

Dividend Yields
================================================================================
Share Class              A(NAV)  A(Offer)           B            C             R
Distribution Rate         2.09%     1.98%       1.37%        1.37%         2.33%
SEC 30-Day Yield          3.10%     2.94%       2.31%        2.35%         3.36%

                                                                           -----

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the return figures.

/2/ The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, a Balanced Index and Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

 Index Comparison/2/

[Line Graph Appears Here]

   Lehman Brothers
     10-Year                          Balanced Index                         Nuveen Balanced Stock
   Treasury Index      S&P 500      (60% S&P/40% LBIT)     Lipper Index      and Bond Fund (Offer)
       10000           10000             10000               10000                    9475            8/96
       10013            9834              9906                9903                    9394            9/96
       10141           10344             10265               10269                    9681           10/96
       10307           10630             10502               10487                   10019           11/96
       10431           11434             11029               10976                   10561           12/96
       10375           11214             10878               10839                   10427            1/97
       10413           11915             11302               11169                   10778            2/97
       10429           12008             11362               11212                   10827            3/97
       10367           11514             11055               10885                   10651            4/97
       10483           12202             11500               11213                   10945            5/97
       10565           12945             11956               11672                   11254            6/97
       10655           13556             12336               12043                   11564            7/97

   S&P 500                                        $13,556
   Nuveen Balanced Stock and Bond Fund (Offer)    $11,564 (NAV = $12,204)
   Balanced Index (60% S&P/40% LBIT)              $12,336
   Lipper Index                                   $12,043
   Lehman Brothers 10-Year Treasury Index         $10,655

Past performance is not predictive of future performance.


------
7

                           Portfolio of Investments
                           Nuveen Balanced Stock and Bond Fund

                                                                                                         Market
     Shares                Description                                                                    Value
---------------------------------------------------------------------------------------------------------------
                           Common Stocks -- 43.6%
                           Automotive -- 3.0%
     26,550                Ford Motor Company                                                       $ 1,002,262
     16,250                General Motors Corporation                                                   904,922
---------------------------------------------------------------------------------------------------------------
                           Banks -- 2.2%
     16,750                Banc One Corporation                                                         811,328
      2,325                Wells Fargo & Company                                                        626,588
---------------------------------------------------------------------------------------------------------------
                           Chemicals -- 2.4%
     10,800                Akzo Nobel N.V. Sponsored ADR                                                746,550
     12,300                E.I. du Pont de Nemours and Company Ltd.                                     773,362
---------------------------------------------------------------------------------------------------------------
                           Computer Systems -- 2.2%
      9,200                International Business Machines Corporation                                  829,725
     16,000                Sun Microsystems, Inc. +                                                     595,500
---------------------------------------------------------------------------------------------------------------
                           Defense -- 4.3%
     17,200                Boeing Company                                                               912,675
      9,800                Northrop Grumman Corporation                                                 860,563
     19,950                Raytheon Company                                                           1,017,450
---------------------------------------------------------------------------------------------------------------
                           Electronics -- 2.9%
      2,800                Advanced Micro Devices, Inc. +                                               100,800
     19,750                Philips Electronics N.V.                                                   1,419,531
      4,450                SGS--Thomson Microelectronics N.V. +                                         356,000
---------------------------------------------------------------------------------------------------------------
                           Entertainment -- 1.7%
     23,100                Host Marriott Corp. +                                                        411,469
      9,700                ITT Corporation +                                                            592,306
---------------------------------------------------------------------------------------------------------------
                           Food, Tobacco, Beverage -- 0.9%
     15,300                Grand Metropolitan PLC Sponsored ADR                                         599,569
---------------------------------------------------------------------------------------------------------------
                           Health Care -- 1.6%
      6,650                Aetna Inc.                                                                   680,794
     12,100                Tenet Healthcare Corporation +                                               357,706
---------------------------------------------------------------------------------------------------------------
                           Insurance -- 1.4%
     12,750                Allstate Corporation                                                         930,750
---------------------------------------------------------------------------------------------------------------
                           Media -- 1.7%
     22,300                Dun & Bradstreet Corporation                                                 585,375
      2,700                Tribune Company                                                              129,769
     19,500                U.S. West Media Group +                                                      394,875
---------------------------------------------------------------------------------------------------------------
                           Metals -- 1.0%
      9,050                Reynolds Metals Company                                                      644,813
---------------------------------------------------------------------------------------------------------------
                           Natural Gas -- 0.5%
     14,100                Union Pacific Resources Group Inc.                                           350,738
---------------------------------------------------------------------------------------------------------------
                           Non-Defense Capital Spending -- 1.1%
      9,800                Case Corporation                                                             674,975
---------------------------------------------------------------------------------------------------------------
                           Oil -- 0.3%
      3,400                Ashland Inc.                                                                 157,675
---------------------------------------------------------------------------------------------------------------

                           ------

                                            Nuveen Balanced Stock and Bond Fund
                                                    June 30, 1997 Annual Report


                                                                         Market
      Shares   Description                                                Value
-------------------------------------------------------------------------------
               Common Stocks -- continued
               Pharmaceuticals -- 3.5%
       10,300  American Home Products Corporation                   $   787,950
        7,289  Novartis AG Sponsored ADR                                583,480
       22,300  Rhone-Poulenc SA Sponsored ADR                           928,238
-------------------------------------------------------------------------------
               Retail -- 1.5%
        7,900  Dillard's Inc.                                           273,537
       19,000  Federated Department Stores, Inc. +                      660,250
        2,400  Office Depot, Inc. +                                      46,650
-------------------------------------------------------------------------------
               Services/Miscellaneous -- 2.3%
        7,600  AMR Corporation +                                        703,000
        5,400  Continental Airlines, Inc. +                             188,662
        1,600  HFS, Inc. +                                               92,800
       24,880  Peninsular and Oriental Steam Navigation Company         496,893
-------------------------------------------------------------------------------
               Software & Services -- 0.9%
       12,950  First Data Corporation                                   568,991
-------------------------------------------------------------------------------
               Telephone -- 4.1%
       22,300  MCI Communications Corporation                           853,672
       18,000  NYNEX Corporation                                      1,037,250
       13,600  Sprint Corporation                                       715,700
-------------------------------------------------------------------------------
               Toys -- 1.2%
       17,500  Hasbro, Inc.                                             496,562
        8,300  Mattel, Inc.                                             281,163
-------------------------------------------------------------------------------
               Transportation -- 2.9%
        9,800  Burlington Northern Santa Fe                             880,775
       10,200  Canadian Pacific, Ltd.                                   290,062
       10,150  Union Pacific Corporation                                715,575
-------------------------------------------------------------------------------
               Total Common Stocks -- (cost $25,212,666)             28,069,280
-------------------------------------------------------------------------------
    Principal                                                            Market
       Amount  Description                                                Value
-------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 48.7%
    3,960,000  7.125%, 10/15/98                                       4,018,164
    1,935,000  6.375%, 7/15/99                                        1,945,884
    2,490,000  8.500%, 2/15/00                                        2,626,173
    3,510,000  7.500%, 5/15/02                                        3,672,338
    5,840,000  5.750%, 8/15/03                                        5,639,250
    2,890,000  7.875%, 11/15/04                                       3,117,588
    2,990,000  6.500%, 5/15/05                                        2,985,330
    7,125,000  7.000%, 7/15/06                                        7,329,843
-------------------------------------------------------------------------------
               Total U.S. Treasury Notes -- (cost $31,136,574)       31,334,570
               ----------------------------------------------------------------

               9

                Portfolio of Investments


     Principal                                                           Market
        Amount  Description                                               Value
-------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 7.6%
       300,000  AT&T Corporation, Commercial Paper,
                  effective yield of 6.13%, 7/01/97                 $   300,000
     1,600,000  AT&T Corporation, Commercial Paper,
                  effective yield of 6.14%, 7/02/97                   1,599,758
     1,800,000  Coca Cola Company, Commercial Paper,
                  effective yield of 5.56%, 7/10/97                   1,797,552
     1,200,000  Shell Oil Company, Commercial Paper,
                  effective yield of 6.13%, 7/01/97                   1,200,000
-------------------------------------------------------------------------------
                Total Commercial Paper -- (cost $4,897,310)           4,897,310
-------------------------------------------------------------------------------
                Total Investments -- (cost $61,246,550) -- 99.9%     64,301,160
                ---------------------------------------------------------------
                Other Assets Less Liabilities -- 0.1%                    63,300
                ---------------------------------------------------------------
                Net Assets-- 100%                                   $64,364,460
                ===============================================================
                +  Non-income producing.


10                              See accompanying notes to financial statements.

Statement of Net Assets                     Nuveen Balanced Stock and Bond Fund
June 30, 1997                                       June 30, 1997 Annual Report


-------------------------------------------------------------------------------
Assets
Investment securities, at market value
  (cost $61,246,550) (note 1)                                      $ 64,301,160
Cash                                                                    190,097
Receivables:
  Dividends and Interest                                                674,497
  Shares sold                                                           163,662
  Investments sold                                                    1,937,248
Deferred organization costs (note 1)                                    149,855
Other assets                                                              1,977
-------------------------------------------------------------------------------
    Total assets                                                     67,418,496
-------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                     2,660,029
Accrued expenses:
  Management fees (note 4)                                               21,071
  12b-1 distribution and service fees (notes 1 and 4)                    12,495
  Other                                                                  23,760
Dividends payable                                                       336,681
-------------------------------------------------------------------------------
    Total liabilities                                                 3,054,036
-------------------------------------------------------------------------------
Net assets (note 5)                                                $ 64,364,460
===============================================================================
Class A Shares (note 1)
Net assets                                                         $ 56,686,069
Shares outstanding                                                    2,378,045
Net asset value and redemption price per share                     $      23.84
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                 $      25.16
===============================================================================
Class B Shares (note 1)
Net assets                                                         $    646,340
Shares outstanding                                                       27,111
Net asset value, offering and redemption price per share           $      23.84
===============================================================================
Class C Shares (note 1)
Net assets                                                         $    979,806
Shares outstanding                                                       41,095
Net asset value, offering and redemption price per share           $      23.84
===============================================================================
Class R Shares (note 1)
Net assets                                                         $  6,052,245
Shares outstanding                                                      253,833
Net asset value, offering and redemption price per share           $      23.84
===============================================================================


11                              See accompanying notes to financial statements.

Statement of Operations

For the period August 7, 1996 (commencement of operations) through June 30, 1997

-------------------------------------------------------------------------------

Investment Income (note 1)

Dividends                                                          $    130,015
Interest                                                                474,095
-------------------------------------------------------------------------------
Total investment income                                                 604,110
-------------------------------------------------------------------------------

Expenses

Management fees (note 4)                                                105,195
12b-1 service fees -- Class A (notes 1 and 4)                            22,683
12b-1 distribution and service fees -- Class B (notes 1 and 4)              292
12b-1 distribution and service fees -- Class C (notes 1 and 4)              772
Shareholders' servicing agent fees and expenses                           8,261
Custodian's fees and expenses                                            39,411
Trustees' fees and expenses (note 4)                                      2,457
Professional fees                                                        15,561
Shareholders' reports -- printing and mailing expenses                    9,865
Federal and state registration fees                                      31,671
Amortization of deferred organization costs (note 1)                     31,857
Other expenses                                                              606
-------------------------------------------------------------------------------
Total expenses before expense reimbursement                             268,631
  Expense reimbursement (note 4)                                       (125,664)
-------------------------------------------------------------------------------
Net expenses                                                            142,967
-------------------------------------------------------------------------------
Net investment income                                                   461,143
-------------------------------------------------------------------------------

Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)          529,537
Net change in unrealized appreciation or depreciation
  of investments                                                      3,054,610
-------------------------------------------------------------------------------
Net gain from investments                                             3,584,147
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $  4,045,290
===============================================================================


12                              See accompanying notes to financial statements.

Statement of Changes in Net Assets           Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report
For the period August 7, 1996 (commencement of operations) through June 30, 1997


---------------------------------------------------------------------------------
Operations
Net investment income                                                 $   461,143
Net realized gain from investment transactions (notes 1 and 3)            529,537
Net change in unrealized appreciation or depreciation of investments    3,054,610
---------------------------------------------------------------------------------
Net increase in net assets from operations                              4,045,290
---------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                (320,023)
  Class B                                                                  (2,239)
  Class C                                                                  (3,396)
  Class R                                                                (116,780)
From accumulated net realized gains from investment transactions:
  Class A                                                                     (43)
  Class B                                                                     (43)
  Class C                                                                     (43)
  Class R                                                                 (25,820)
---------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (468,387)
---------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       62,071,093
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            15,990
---------------------------------------------------------------------------------
                                                                       62,087,083
---------------------------------------------------------------------------------
Cost of shares redeemed                                                (1,332,886)
---------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                60,754,197
---------------------------------------------------------------------------------
Net increase in net assets                                             64,331,100
Net assets at beginning of period                                          33,360
---------------------------------------------------------------------------------
Net assets at end of period                                           $64,364,460
=================================================================================
Balance of undistributed net investment income at end of period       $    18,705
=================================================================================

                          See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, March 3, 1997, through May 31, 1997, Class A Shares were available for purchase on a privileged load-waived basis (without an up-front sales charge).

The Fund invests in a conservative mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

------
14

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report


Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class
B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in

------
15
such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operation) through June 30, 1997, were as follows:

                                                       Shares            Amount
-------------------------------------------------------------------------------
Shares sold:
  Class A                                           2,433,860       $55,396,538
  Class B                                              26,837           638,169
  Class C                                              40,678           949,886
  Class R                                             253,630         5,086,500

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                 723            15,981
  Class B                                                  --                --
  Class C                                                  --                --
  Class R                                                  --                 9
-------------------------------------------------------------------------------
                                                    2,755,728        62,087,083
-------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (56,955)       (1,324,519)
  Class B                                                (143)           (3,405)
  Class C                                                  --               (11)
  Class R                                                (214)           (4,951)
-------------------------------------------------------------------------------
                                                      (57,312)       (1,332,886)
-------------------------------------------------------------------------------
Net increase                                        2,698,416       $60,754,197
===============================================================================


----
16

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report

3. Securities Transactions

Purchases and sales (including maturities) of investments in common stocks, U.S. government obligations and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:


------------------------------------------------------------------------------
Purchases
Common stocks                                                      $ 30,938,074
U.S. government obligations                                          37,464,635
Temporary investments                                                89,723,786
Sales
Common stocks                                                         6,252,766
U.S. government obligations                                           6,341,781
Temporary investments                                                84,885,896
===============================================================================

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,054,610 of which $3,135,089 related to appreciated securities and $80,479 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
--------------------------------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the manage-

----
17
ment fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of the John Nuveen Company, compensated authorized dealers directly with a 2% commission on Fund share sales. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $26,900, of which approximately $25,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor compensated authorized dealers directly with approximately $25,000 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $2,000 of CDSC on share redemptions during the period.

5. Composition of Net Assets
At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $ 60,787,557
Balance of undistributed net investment income                            18,705
Accumulated net realized gain from investment transactions               503,588
Net unrealized appreciation of investments                             3,054,610
--------------------------------------------------------------------------------
     Net assets                                                     $ 64,364,460
================================================================================

                             Financial Highlights








                             ----

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:


Class (Inception date)                   Operating performance            Less distributions
                                      ---------------------------     ---------------------------

NUVEEN BALANCED STOCK AND BOND FUND***
                                                              Net
                              Net                    realized and                                       Net        Total
                            asset                      unrealized      Dividends                      asset       return
                            value            Net      gain (loss)       from net    Distributions     value       on net
Year ending             beginning     investment             from     investment     from capital    end of        asset
June 30,                of period      income(b)      investments         income            gains    period     value(a)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1997 (d)                 $20.00           $.70            $3.66         $(.42)           $(.10)    $23.84        22.04%
Class B (8/96)
  1997 (d)                  20.00            .46             3.75          (.27)            (.10)     23.84        21.26
Class C (8/96)
  1997 (d)                  20.00            .53             3.68          (.27)            (.10)     23.84        21.26
Class R (8/96)
  1997 (d)                  20.00            .61             3.80          (.47)            (.10)     23.84        22.31
------------------------------------------------------------------------------------------------------------------------

      *   Annualized.

      (a) Total returns are calculated on net asset value without any sales charge.

      (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

      (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

      (d) From commencement of class operations as noted.

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report


                                                        Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                     Ratio                                    Ratio
                                                    of net                                   of net
                          Ratio of              investment                Ratio of       investment
                          expenses               income to                expenses        income to
                        to average                 average              to average          average
                        net assets              net assets              net assets       net assets
    Net assets              before                  before                   after            after    Portfolio             Average
 end of period          reimburse-              reimburse-              reimburse-       reimburse-     turnover          commission
(in thousands)                ment                    ment                 ment(b)          ment(b)         rate        rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
       $56,686                1.71%*                  2.78%*                  1.10%*           3.39%*         52%             $.0244

           646                2.49*                   1.59*                   1.85*            2.23*          52               .0244

           980                2.31*                   2.07*                   1.85*            2.53*          52               .0244

         6,052                2.29*                   1.68*                    .85*            3.12*          52               .0244
------------------------------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Balanced Stock and Bond Fund), including the portfolio of investments, as of June 30, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Chicago, Illinois
August 18, 1997

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama                         Michigan
Arizona                         Missouri
California                      New Jersey
Colorado                        New Mexico
Connecticut                     New York
Florida                         North Carolina
Georgia                         Ohio
Kansas                          Pennsylvania
Kentucky                        South Carolina
Louisiana                       Tennessee
Maryland                        Virginia
Massachusetts                   Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information

Board of Trustees
James E. Bacon
Anthony T. Dean
William L. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadviser
Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.




NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN

Growth and Income Mutual Funds


June 30, 1997

Annual Report

A balance of municipal bonds and stocks that seeks to grow your tax-free income and help offset inflation.


[PHOTO APPEARS HERE]


Balanced Municipal and Stock Fund

Contents

 1 Dear Shareholder

 3 Fund Adviser Commentary

 6 Balanced Municipal and Stock
   Fund Overview

 9 Financial Section

31 Shareholder Information

32 Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder


It is a great pleasure to share with you the Nuveen Balanced Municipal and Stock Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 18.05%. The average total return for the other three balanced funds incorporating municipals was 16.93% over the same time period. With consistent growth to more than $100 million in assets, this unique fund clearly has attracted investor enthusiasm.

Balancing Stability and Growth of Tax-Free Income

The Nuveen Balanced Municipal and Stock Fund is designed for investors who depend on their portfolio as a principal source of their financial security. To that end, we have designed a fund that, over time, should keep your income growing to help preserve your standard of living into the future. In March, the fund increased its tax-free dividend 5.81%, showing that relative price stability and growth of tax-free income are achievable.

The fund seeks to provide investors with consistent, tax-free income by selecting intermediate-term, investment-grade quality bonds that our portfolio managers believe offer attractive yields with relatively modest price sensitivity. The fund is also able to produce attractive after-tax total returns over time by purchasing stocks of large, well-established companies whose current earnings and near-term growth potential seem undervalued by the market. If the fund's equity holdings do appreciate, rebalancing the portfolio by selling stocks and buying municipal bonds will allow the fund to pay increasing levels of tax-free income.

-----
1

An important objective of the fund is to provide investors with an attractive after-tax total return by combining the tax-free income and price stability of municipal bonds with the long-term growth potential of stocks.


A Disciplined Investment Process
The Nuveen Balanced Municipal and Stock Fund links the talents of two outstanding investment managers--Nuveen and Institutional Capital Corporation
(ICAP)--both of whom apply decades of experience, painstaking analysis and strict investment disciplines to help the fund reach its objectives.

Managing the municipal bonds in the portfolio, Nuveen brings to the fund nearly 100 years of experience in the municipal business. Nuveen's team of portfolio managers follow a time-tested, value-oriented investment philosophy backed by a research department renowned in the industry. Even as we broaden the investment solutions we offer investors, we remain committed to maintaining our position as one of the largest investors in the municipal market.

To manage the stock component of the fund's portfolio, Nuveen has teamed up with ICAP, an equity manager whose disciplined, research-driven style closely mirrors its own. Based in Chicago, ICAP has over 27 years of investment management experience and currently manages about $10 billion for some of the country's most prestigious institutions.

Looking Ahead
I'm delighted that the fund has performed so well. With a disciplined balance of municipal bonds and stocks, the fund is positioned to produce a growing level of tax-free income over time while capturing future stock market growth with moderate price fluctuations.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time, and we look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1997

-----
2

Fund Adviser Commentary

Investment Objective

The Nuveen Balanced Municipal and Stock Fund seeks to provide investors with an attractive after-tax total return through a combination of federally tax-exempt income and long-term capital appreciation, and preservation of capital in adverse markets.

Investment Philosophy

The fund follows a balanced portfolio approach, using equities to provide price appreciation while the municipal bond portion of the portfolio seeks to obtain attractive tax-free income in balancing the fund's exposure to both rate fluctuations and credit risk. We employ a value-oriented team approach to asset allocation and security selection, determining the appropriate asset allocation target based on current economic conditions, monetary and interest rate forecasts, corporate profit estimates and municipal market dynamics. We also apply several proprietary quantitative models that compare expected returns of stocks and bonds.

Investment Strategy

Once the asset allocation target is determined, our portfolio management team pools their municipal bond and equity sector expertise. For the municipal portion, we focus on after-tax total return through value investing. This means that we look for intermediate-term bonds that have a high level of tax-exempt income, while also trying to uncover those bonds or sectors of the market that

-----
3

We believe the fund is well positioned to provide the upside potential of equities and the attractive tax-free income of municipal bonds, while providing valuable protection in difficult markets.

appear temporarily underpriced. We analyze how the various sectors of the bond market are trading in relation to the types of bonds that are expected to be brought to market through new issue supply. If we feel that bonds from a certain sector of the market--for instance, public power--have the potential to appreciate in value due to increased competition or reduced supply, we will purchase these undervalued bonds for both the tax-free income and the expectation of strong price performance over the long term.

Likewise, our equity portfolio management team, which consists of 12 portfolio managers and analysts, seeks to identify stocks with strong relative value--that is, stocks that appear to be priced under what the team believes to be their warranted value--and clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

Economic Review

Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including a very strong U.S. economy, a relatively low interest rate environment, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market--and fixed-income securities--to substantial gains. Over the same period of time, municipal bond yields have decreased, leading to good performance from the bond portion of the portfolio as well.

Investment Outlook

Currently, we do not think the Federal Reserve will act to

-----
4
raise short-term interest rates during the third quarter, and, consequently, interest rates will probably remain in a relatively low trading range. Given this environment, we will continue to monitor the municipal market for attractive situations such as when increased credit spreads create investment opportunities, allowing us to add yield necessary to compensate for increased risk.

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to exploit that value for shareholders.

We believe the fund is well positioned to provide the upside potential of equities and the attractive tax-free income of municipal bonds, while providing valuable protection in difficult markets.

-----
5

Balanced Municipal
and Stock Fund
Overview as of June 30, 1997


Top Five Stock Holdings

Philips Electronics NV                  4.71%
NYNEX Corporation                       3.60%
Raytheon Corporation                    3.50%
Ford Motor Company                      3.50%
IBM Corporation                         3.40%

Stock Diversification

         [PIE CHART APPEARS HERE]


Transportation                          7%
Automotive                              6%
Banks                                   5%
Chemicals                               5%
Defense                                10%
Compute Systems                         5%
Entertainment                           4%
Media                                   4%
Electronics                             7%
Pharmaceutical                          8%
Retail                                  4%
Telephone                               9%
Insurance                               3%
Health Care                             4%
Services                                6%
Toys                                    3%
Other                                  10%


Municipal Bond Credit Quality


     [PIE CHART APPEARS HERE]

AAA                             62%
BBB                             23%
  A                              5%
 AA                             10%

Fund Highlights
================================================================================
Share Class                     A               B               C              R
CUSIP                   67064Y883       67064Y875       67064Y867      67064Y859
Inception Date               8/96            8/96            8/96           8/96
Net Asset Value (NAV)      $23.11          $23.11          $23.10         $23.11
Last Quarterly Dividend   $0.0455         $0.0320         $0.0320        $0.0500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $90,525
Fixed Income Maturity/Duration                                      13/6.9 years
Average Market Capitalization of Stocks                              $25 billion
Average P/E of Stocks (trailing 12 months)                                  18.5
Number of Stocks                                                              46
Expected Turnover Rate                                                 100%-125%
Expense Ratio (A Shares) (After Reimbursement)                             1.10%
Portfolio Allocation       Stocks              Municipal Bonds              Cash
                              35%                          60%                5%
--------------------------------------------------------------------------------

Total Return/1/
================================================================================
Share Class                     A(NAV)        A(Offer)        B       C       R
Year-to-Date                     9.61%           3.86%    9.26%   9.22%   9.84%
Since Inception                 18.05%          11.86%   17.32%  17.27%  18.38%
--------------------------------------------------------------------------------

Dividend Yields
================================================================================
Share Class                     A(NAV)        A(Offer)        B       C       R
Distribution Rate                2.36%           2.24%    1.66%   1.66%   2.60%
SEC 30-Day Yield                 2.81%           2.66%    2.00%   1.99%   3.06%
--------------------------------------------------------------------------------

=====
6

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in return figures.

2 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, a Balanced Index and Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

[LINE GRAPH APPEARS HERE]

                                             Nuveen
                                Balanced     Balanced
  Lehman Brothers               Index        Municipal
10 Year Municipal               (60% S&P/    & Stock
       Bond Index    S&P 500    40% LBIT)    Fund (Offer)

           10,000     10,000       10,000           9,475       August 1996
           10,000      9,834        9,934           9,432    September 1996
           10,103     10,344       10,201           9,650      October 1996
           10,230     10,630       10,391           9,869     November 1996
           10,437     11,434       10,831          10,274     December 1996
           10,390     11,214       10,719          10,204      January 1997
           10,431     11,915       11,012          10,411     February 1997
           10,529     12,008       11,108          10,518        March 1997
           10,387     11,514       10,836          10,382        April 1997
           10,464     12,202       11,143          10,615          May 1997
           10,613     12,945       10,510          10,926         June 1997
           10,730     13,556       11,803          11,185         July 1997

S&P 500                                             $13,556
Nuveen Balanced Municipal and Stock Fund (Offer)    $11,185 (NAV = $11,805)
Balanced Index (60% S&P / 40% LBIT)                 $11,803
Lehman Brothers 10 Year Municipal Bond Index        $10,730

Past performance is not predictive of future performance.

-----
7

Financial Section


   Contents

10 Portfolio of Investments

18 Statement of Net Assets

19 Statement of Operations

20 Statement of Changes
   in Net Assets

21 Notes to Financial Statements

28 Financial Highlights

30 Report of Independent
   Public Accountants

-----
9

                             Portfolio of Investments
                             Nuveen Balanced Municipal and Stock Fund

                                                                          Market
     Shares                  Description                                   Value
--------------------------------------------------------------------------------
                             Common Stocks -- 36.1%

                             Automotive -- 2.4%
     30,000                  Ford Motor Company                      $ 1,132,500
     18,250                  General Motors Corporation                1,016,297
--------------------------------------------------------------------------------
                             Banks -- 1.8%
     19,200                  Banc One Corporation                        930,000
      2,600                  Wells Fargo & Company                       700,700
--------------------------------------------------------------------------------
                             Chemicals -- 1.9%
     12,700                  Akzo Nobel N.V. Sponsored ADR               877,888
     13,900                  E.l. du Pont de Nemours and Company Ltd.    873,963
--------------------------------------------------------------------------------
                             Computer Systems -- 1.9%
     12,200                  International Business
                             Machines Corporation                      1,100,287
     17,100                  Sun Microsystems, Inc. +                    636,441
--------------------------------------------------------------------------------
                             Defense -- 3.5%
     19,400                  Boeing Company                            1,029,413
     11,450                  Northrop Grumman Corporation              1,005,453
     22,500                  Raytheon Company                          1,147,500
--------------------------------------------------------------------------------
                             Electronics -- 2.5%
      7,100                  Advanced Micro Devices, Inc. +              255,600
     21,200                  Philips Electronic N.V.                   1,523,750
      5,700                  SGS-Thomson Microelectronics N.V. +         456,000
--------------------------------------------------------------------------------
                             Entertainment -- 1.3%
     27,150                  Host Marriott Corp. +                       483,609
     10,950                  ITT Corporation +                           668,634
--------------------------------------------------------------------------------
                             Food, Tobacco, Beverage -- 0.8%
     17,750                  Grand Metropolitan PLC
                             Sponsored ADR                               695,578
--------------------------------------------------------------------------------
                             Health Care -- 1.3%
      7,700                  Aetna Inc.                                  788,288
     13,500                  Tenet Healthcare Corporation +              399,094
--------------------------------------------------------------------------------
                             Insurance -- 1.2%
     14,300                  Allstate Corporation                      1,043,900
--------------------------------------------------------------------------------
                             Media -- 1.5%
     27,350                  Dun & Bradstreet Corporation                717,937
      3,500                  Tribune Company                             168,219
     25,250                  U.S.West Media Group +                      511,312
--------------------------------------------------------------------------------
                             Metals -- 0.8%
     10,200                  Reynolds Metals Company                     726,750
--------------------------------------------------------------------------------
                             Natural Gas -- 0.5%
     16,650                  Union Pacific Resources Group Inc.          414,169

------
10

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


                                                                          Market
      Shares    Decription                                                 Value
--------------------------------------------------------------------------------
                COMMON STOCKS -- continued

                Non-Defense Capital Spending -- 0.9%
      11,150    Case Corporation                                      $  767,956
--------------------------------------------------------------------------------
                Oil -- 0.2%
       4,600    Ashland Inc.                                             213,325
--------------------------------------------------------------------------------
                Pharmaceuticals -- 2.9%
      11,600    American Home Products Corporation                       887,400
       8,593    Novartis AG Sponsored ADR                                687,864
      25,300    Rhone-Poulenc SA Sponsored ADR                         1,053,112
--------------------------------------------------------------------------------
                Retail -- 1.3%
       8,500    Dillard's Inc.                                           294,313
      21,550    Federated Department Stores, Inc. +                      748,863
       6,200    Office Depot, Inc. +                                     120,512
--------------------------------------------------------------------------------
                Services, Miscellaneous -- 1.9%
       8,750    AMR Corporation +                                        809,375
       6,500    Continental Airlines, Inc. +                             227,094
       3,300    HFS, Inc. +                                              191,400
      28,793    Peninsular and Oriental Steam Navigation Company         575,042
--------------------------------------------------------------------------------
                Software & Services -- 0.7%
      14,650    First Data Corporation                                   643,684
--------------------------------------------------------------------------------
                Telephone -- 3.3%
      26,200    MCI Communications Corporation                         1,002,969
      20,300    NYNEX Corporation                                      1,169,787
      15,400    Sprint Corporation                                       810,425
--------------------------------------------------------------------------------
                Toys -- 1.0%
      20,475    Hasbro, Inc.                                             580,978
      10,350    Mattel, Inc.                                             350,606
--------------------------------------------------------------------------------
                Transportation -- 2.5%
      11,100    Burlington Northern Santa Fe                             997,613
      14,900    Canadian Pacific, Ltd.                                   423,719
      11,500    Union Pacific Corporation                                810,750
--------------------------------------------------------------------------------
                Total Common Stock Investments--(cost $29,549,718)    32,670,069
--------------------------------------------------------------------------------

-----

                   Portfolio of Investments
                   Nuveen Balanced Municipal and Stock Fund

     Principal                                                                 Optional Call                        Market
        Amount    Description                                                    Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL BONDS--60.7%

                  Alabama--0.6%
    $  480,000    Alabama Water Pollution Control Authority, Revolving           8/05 at 100           Aaa      $  528,494
                    Fund Loan Bonds, Series 1994, 6.625%, 8/15/08
--------------------------------------------------------------------------------------------------------------------------
                  California--4.8%
     2,500,000    Escondido Multifamily Housing Revenue Refunding            7/05 at 101 1/2           AAA       2,533,375
                    (Morning View Terrace Apartments),
                    FNMA Series 1997B, 5.400%, 1/01/27
                    (Mandatory put 7/01/07)

       250,000    County of Orange, California, Refunding Recovery              No Opt. Call           Aaa         269,368
                    Bonds, 1995 Series A, 6.000%, 6/01/10

     1,495,000    Palmdale Civic Authority, 1997 Revenue Bonds,                  7/07 at 102           Aaa       1,495,658
                    Series A (Civic Center Refinancing),
                    5.375%, 7/01/12
--------------------------------------------------------------------------------------------------------------------------
                  Colorado--2.3%
     2,000,000    City and County of Denver, Colorado, Airport System           11/06 at 102           Aaa       2,063,500
                    Revenue Bonds, Series 1996 B, 5.625%, 11/15/08
                    (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
                  District of Columbia--0.6%
       500,000    District of Columbia General Obligation Refunding             No Opt. Call           Aaa         554,595
                    Bonds, Series A-1, 6.500%, 6/01/10
--------------------------------------------------------------------------------------------------------------------------
                  Florida--1.9%
     1,500,000    Dade County, Florida, Seaport Revenue and                     No Opt. Call           Aaa       1,698,600
                    General Obligation Refunding Bonds, Series
                    6.500%, 10/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Georgia--5.4%
     1,110,000    Georgia Housing and Finance Authority, Single Family           6/06 at 102           AA+       1,133,166
                    Mortgage Bonds, 1996 Series A, 5.875%, 12/01/19
                    (Alternative Minimum Tax)

     1,360,000    Georgia, State of, General Obligation Bonds,                  No Opt. Call           Aaa       1,522,343
                    Series 1996C, 6.250%, 8/01/08

     2,000,000    State of Georgia, General Obligation Bonds, Bonds, 1997A,     No Opt. Call           Aaa       2,229,340
                    6.250%, 4/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Idaho--0.8%
       750,000    Idaho Housing and Finance Association, Single Family           1/07 at 102            A1         759,345
                    Mortgage Bonds, 1997 Series D, 5.950%, 7/01/09
                    (Alternative Minimum Tax)

                  --
                  12

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

 Principal                                                                    Optional Call                                   Market
    Amount      Description                                                     Provisions*             Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS--continued

                Illinois -- 10.3%
$2,160,000      Illinois Health Facilities Authority, Revenue Bonds,            7/04 at 102                  BBB          $2,361,290
                  Series 1985 (St. Elizabeth's Hospital of Chicago,
                  Inc.), 7.250%, 7/01/05

 1,500,000      Illinois Health Facilities Authority, Revenue Bonds,           11/03 at 102                   A1           1,537,050
                  Series 1993 (OSF Healthcare System),
                  6.000%, 11/15/10

   250,000      Illinois Health Facilities Authority, FHA Insured               2/06 at 102                  Aaa             254,005
                  Mortgage Revenue Bonds, Series 1996 (Sinai
                  Health System), 5.500%, 2/15/09

 1,200,000      Illinois Health Facilities Authority Revenue Bonds,            10/07 at 102                  Aaa           1,207,668
                  Series 1997A (Highland Park Hospital Project),
                  5.700%, 10/01/10

 1,000,000      Cook County School District 99 (Cicero), General               No Opt. Call                  Aaa           1,227,000
                  Obligation School Bonds, Series 1997,
                  8.500%, 12/01/04

   250,000      Public Building Commission of Kane County, Kane                No Opt. Call                  Aaa             269,128
                  County, Illinois, Community College Facilities
                  Revenue Refunding Bonds, Series 1996
                  (Waubonsee Community College District No. 516),
                  6.000%, 12/01/04

   700,000      Kankakee School District No. 111, Kankakee County,              1/06 at 100                  Aaa             701,883
                  Illinois, General Obligation School Bonds,
                  Series 1996, 5.500%, 1/01/12

 1,415,000      School District Number 112, Lake County, Illinois              No Opt. Call                  AA+           1,810,096
                  (Highland Park), General Obligation School Building
                  Bonds, Series 1997, 9.000%, 12/01/05 (WI)
------------------------------------------------------------------------------------------------------------------------------------

                Kentucky--0.3%
   310,000      Grant County School District Finance Corporation,               3/07 at 102                  Aaa             311,234
                  School Building Revenue Bonds, Series 1997,
                  5.300%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
                Maine--1.4%
 1,000,000      Maine Educational Loan Marketing Corporation,                  No Opt. Call                  Aaa           1,034,350
                  Student Loan Revenue Bonds, Series A-4,
                  5.750%, 11/01/01 (Alternative Minimum Tax)

   255,000      Town of Winslow, Maine (Crowe Rope Industries                   3/07 at 102                  Aaa             261,870
                  Project), 1997 Series A, General Obligation Tax
                  Increment Financing Bonds, 6.000%, 3/01/11
                  (Alternative Minimum Tax)

13

                Portfolio of Investments
                Nuveen Balanced Municipal and Stock Fund



 Principal                                                                    Optional Call                                   Market
    Amount      Description                                                     Provisions*           Ratings**                Value
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS--continued
                Massachusetts--0.3%
$  250,000      Massachusetts Health and Educational Facilities                 7/06 at 102                  A-           $  253,673
                  Authority, Revenue Bonds, Melrose-Wakefield
                  Healthcare Corp. Issue, Series C, 5.700%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Michigan--2.2%
                Essexville-Hampton Public Schools, County of Bay,
                State of Michigan, 1997 School Building and Site
                Bonds (General Obligation - Unlimited Tax):
 1,000,000        5.400%, 5/01/11                                               5/07 at 100                 Aaa            1,006,670
 1,010,000        5.500%, 5/01/12                                               5/07 at 100                 Aaa            1,021,777
------------------------------------------------------------------------------------------------------------------------------------
                Nevada--2.8%
 2,250,000      Nevada Housing Division Single Family Mortgage                  4/07 at 102                 Aa3            2,276,235
                  Bonds, 1997 Series A-1 Mezzanine Bonds,
                  6.000%, 4/01/15 (Alternative Minimum Tax)

   250,000      Airport Authority of Washoe County, Reno, Nevada,               7/03 at 102                 Aaa              257,308
                  Airport Revenue Refunding Bonds, Series 1993B,
                  5.875%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire--4.0%
   500,000      New Hampshire Higher Educational and Health                     1/07 at 102                BBB-              496,930
                  Facilities Authority, Revenue Bonds, Series 1997
                  (New Hampshire College), 6.200%, 1/01/12

 3,000,000      State of New Hampshire, Turnpike System                         4/02 at 102                 Aaa            3,090,180
                  Revenue Bonds, 1992 Series, 6.000%, 4/01/13
------------------------------------------------------------------------------------------------------------------------------------
                New York--10.6%
   275,000      Dormitory Authority of the State of New York,                   7/02 at 102                Baa1              290,054
                  Revenue Bonds, City University Issue, Series U,
                  6.375%, 7/01/08

 1,430,000      Empire State Development Corporation, New York                 No Opt. Call                Baa1            1,566,079
                  State Urban Development Corporation,
                  Revenue Bonds (Youth Facilities), 6.500%, 4/01/07

   250,000      New York State Finance Agency, Housing Project                  5/06 at 102                 Aaa              256,938
                  Mortgage Revenue Bonds, 1996 Series A
                  Refunding, 5.875%, 11/01/10

 2,000,000      New York State Thruway Authority, Local Highway                 4/06 at 102                Baa1            2,058,040
                  and Bridge Service Contract Bonds, Series 1996,
                  5.625%, 4/01/07

                                                                                  Nuveen Balanced Municipal and Stock Fund
                                                                                               June 30, 1997 Annual Report

     Principal                                                                 Optional Call                        Market
        Amount    Description                                                     Provisions       Ratings           Value
--------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL BONDS -- continued
                  New York -- continued
    $1,700,000    New York State, Urban Development Corporation,                 1/03 at 102          Baa1    $  1,740,817
                    Project Revenue Bonds (Cornell Center for Theory
                    and Simulation in Science and Engineering Grant),
                    Series 1993, 5.900%, 1/01/07

       285,000    New York State, Urban Development Corporation,                No Opt. Call          Baa1         306,423
                    State Facilities Revenue Bonds, 1995 Refunding
                    Series, 6.250%, 4/01/06

     2,000,000    Certificates of Participation, The State of New York,         No Opt. Call          Baa1       2,106,020
                    The City University of New York (John Jay College
                    of Criminal Justice Project Refunding),
                    6.000%, 8/15/06
       500,000    Metropolitan Transportation Authority, Transit                No Opt. Call          Baa1         519,655
                    Facilities Service Contract Bonds, Series O,
                    5.750%, 7/01/07

       250,000    The City of New York, General Obligation Bonds,            11/06 at 101 1/2         Baa1         254,220
                    Fiscal 1997 Series D, Tax-Exempt Bonds,
                    5.875%, 11/01/11

       500,000    The City of New York, General Obligation Bonds,                4/07 at 101          Baa1         519,670
                    Fiscal 1997 Series I, 6.000%, 4/15/09
--------------------------------------------------------------------------------------------------------------------------
                  Oklahoma -- 1.2%
     1,000,000    Oklahoma Industries Authority, Health System                  No Opt. Call           Aaa       1,077,800
                    Revenue Refunding Bonds
                    Series 1995D, 6.000%, 8/15/07
--------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania -- 4.0%
     2,500,000    Commonwealth of Pennsylvania, Certificates of                  7/03 at 102           Aaa       2,533,850
                    Participation, Series 1993A, 5.400%, 7/01/09

     1,000,000    Southeastern Pennsylvania Transportation Authority,           No Opt. Call           Aaa       1,063,580
                    Special Revenue Bonds, Series of 1997,
                    5.750%, 3/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Rhode Island -- 2.3%
       200,000    Rhode Island Clean Water Protection Finance Agency,           No Opt. Call           Aaa         248,358
                    Water Pollution Control Revolving Fund Revenue
                    Bonds, Series 1993 A (Pooled Loan Issue),
                    9.200%, 10/01/03

     1,760,000    City of Providence, Rhode Island, General                      7/07 at 102           Aaa       1,875,262
                    Obligation Bonds, 1997 Series A,
                    6.000%, 7/15/09

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund

  Principal                                                             Optional Call                    Market
     Amount      Description                                              Provisions*    Ratings**        Value
---------------------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS-continued
                 Texas - 0.9%
$   240,000      Texas Department of Housing and Community Affairs,       9/06 at 102          Aaa   $  246,754
                   Single Family Mortgage Revenue Bonds, 1996
                   Series E 5.750%, 3/01/10

    215,000      City of Austin, Texas, Water, Sewer and Electric        No Opt. Call            A      271,384
                   Refunding Revenue Bonds, Series 1982,
                   14.000%, 11/15/01

    250,000      City of San Antonio, Texas, Airport System               7/06 at 101          Aaa      258,593
                   Improvement Revenue Bonds, Series 1996,
                   5.700%, 7/01/09 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
                 Utah - 0.8%
    200,000      State Board of Regents of the State of Utah,            11/05 at 102          Aaa      209,232
                   Student Loan Revenue Bonds, 1995 Series N Bonds,
                   6.000%, 5/01/08 (Alternative Minimum Tax)

    500,000      Tooele County, Hazardous Waste Disposal Revenue          8/05 at 102         BBB+      529,315
                   Bonds (Laidlaw Inc./USPCI Clive PJ), Series 1995,
                   6.750%, 8/01/10 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
                 Washington - 3.2%
    230,000      Washington Public Power Supply System, Nuclear          No Opt. Call          Aa1      278,555
                   Project No. 2 Revenue Bonds, Series 1981 A,
                   14.375%, 7/01/01

    800,000      Washington Public Power Supply System,                   7/06 at 102          Aaa      824,671
                   Project No. 3, Refunding Revenue Bonds,
                   Series 1996-A, 5.700%, 7/01/09

    650,000      Public Utility District No. 1 of Benton County,          7/07 at 102          Aaa      665,950
                   Washington, Electric Revenue and Acquisition
                   Bonds, Series 1997, 5.450%, 11/01/08

  1,060,000      Tacoma School District No. 409, King County,            No Opt. Call          Aaa    1,135,821
                   Washington, Unlimited Tax General Obligation
                   Improvement and Refunding Bonds, 1997,
                   6.000%, 12/01/09 (WI)
---------------------------------------------------------------------------------------------------------------
$52,040,000      Total Municipal Investments - (cost $54,160,072)                                    55,003,172
---------------------------------------------------------------------------------------------------------------

16

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

Principal                                                                          Market
Amount      Description                                           Ratings**         Value
------------------------------------------------------------------------------------------
            Temporary Investments in Short-Term Municipal Securities - 5.1%

$1,000,000  McIntosh Industrial Development Board Pollution            A-1+    $1,000,000
              Control Revenue (Ciba-Geigy Corporation),
              Variable Rate Demand Bonds, 4.050%, 7/01/04++

 3,600,000  Sabine River Authority of Texas, Collateralized            A-1+     3,600,000
              Pollution Control (Texas Utilities Electric Company),
              Variable Rate Demand Bonds,
              4.150%, 4/01/30 (Alternative Minimum Tax)++
------------------------------------------------------------------------------------------
$4,600,000  Total Temporary Investments - (cost $4,600,000)                     4,600,000
==========--------------------------------------------------------------------------------
            Total Municipal Bond Investments - (cost $58,760,072)              59,603,172
            ------------------------------------------------------------------------------
            Total Investments - (cost $88,309,790) - 101.9%                    92,273,241
            ------------------------------------------------------------------------------
            Other Assets Less Liabilities - (1.9%)                             (1,748,216)
            ------------------------------------------------------------------------------
            Net Assets - 100%                                                 $90,525,025
            ==============================================================================

            * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

            +    Non-income producing.

            ++ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

            (WI) Security purchased on a when-issued basis (see note 1 of the
                 Notes to Financial Statements).


-----
17                               See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1997


------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $88,309,790) (note 1)             $92,273,241
Cash                                                                                95,975
Receivables:
  Dividends and interest                                                            40,200
  Interest                                                                         842,260
  Investments sold                                                                 335,961
  Shares sold                                                                    1,918,666
Deferred organization costs (note 1)                                               150,025
Other assets                                                                         1,868
------------------------------------------------------------------------------------------
    Total assets                                                                95,658,196
------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                          4,951,159
  Shares redeemed                                                                    8,150
Accrued expenses:
  Management fees (note 5)                                                          32,982
  12b-1 distribution and service fees (notes 1 and 5)                               17,254
  Other                                                                             33,934
Dividends payable                                                                   89,692
------------------------------------------------------------------------------------------
    Total liabilities                                                            5,133,171
------------------------------------------------------------------------------------------
Net assets (note 6)                                                            $90,525,025
==========================================================================================
Class A Shares (note 1)
Net assets                                                                     $79,951,739
Shares outstanding                                                               3,459,741
Net asset value and redemption price per share                                 $     23.11
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                             $     24.39
==========================================================================================
Class B Shares (note 1)
Net assets                                                                     $ 2,051,187
Shares outstanding                                                                  88,756
Net asset value, offering and redemption price per share                       $     23.11
==========================================================================================
Class C Shares (note 1)
Net assets                                                                     $ 1,559,205
Shares outstanding                                                                  67,499
Net asset value, offering and redemption price per share                       $     23.10
==========================================================================================
Class R Shares (note 1)
Net assets                                                                     $ 6,962,894
Shares outstanding                                                                 301,348
Net asset value, offering and redemption price per share                       $     23.11
==========================================================================================

-----
18                               See accompanying notes to financial statements.

Statement of Operations                 Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report
For the period August 7, 1996 (commencement of operations) through June 30, 1997

--------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                             $  134,371
Interest                                                                 611,930
--------------------------------------------------------------------------------
Total investment income                                                  746,301
--------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                 142,603
12b-1 service fees -- Class A (notes 1 and 5)                             33,029
12b-1 distribution and service fees -- Class B (notes 1 and 5)               818
12b-1 distribution and service fees -- Class C (notes 1 and 5)               458
Shareholders' servicing agent fees and expenses                            8,620
Custodian's fees and expenses                                             39,416
Trustees' fees and expenses (note 5)                                       2,799
Professional fees                                                         15,658
Shareholders' reports -- printing and mailing expenses                    14,744
Federal and state registration fees                                       37,434
Amortization of deferred organization costs (note 1)                      31,857
Other expenses                                                               409
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                              327,845
     Expense reimbursement (note 5)                                     (131,924)
--------------------------------------------------------------------------------
Net expenses                                                             195,921
--------------------------------------------------------------------------------
Net investment income                                                    550,380
--------------------------------------------------------------------------------
Realized and Unrealized Gain From Investments
Net realized gain from investment transactions (notes 1 and 4)           457,166
Net change in unrealized appreciation or depreciation of investments   3,963,451
--------------------------------------------------------------------------------
Net gain from investments                                              4,420,617
--------------------------------------------------------------------------------
Net increase in net assets from operations                            $4,970,997
================================================================================

                                 See accompanying notes to financial statements.
-----
19

Statement of Changes in Net Assets

For the period August 7, 1996 (commencement of operations) through June 30, 1997

--------------------------------------------------------------------------------
Operations
Net investment income                                                $   550,380
Net realized gain from investment transactions
  (notes 1 and 4)                                                        457,166
Net change in unrealized appreciation or depreciation
  of investments                                                       3,963,451
--------------------------------------------------------------------------------
Net increase in net assets from operations                             4,970,997
--------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                               (291,349)
  Class B                                                                   (714)
  Class C                                                                   (485)
  Class R                                                               (141,518)
From accumulated net realized gains from
  investment transactions:
  Class A                                                                    (22)
  Class B                                                                    (22)
  Class C                                                                    (22)
  Class R                                                                (15,983)
--------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (450,115)
--------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      86,716,680
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                       105,920
--------------------------------------------------------------------------------
                                                                      86,822,600
--------------------------------------------------------------------------------
Cost of shares redeemed                                                 (851,817)
--------------------------------------------------------------------------------
Net increase in net assets from fund share transactions               85,970,783
--------------------------------------------------------------------------------
Net increase in net assets                                            90,491,665
Net assets at the beginning of period                                     33,360
--------------------------------------------------------------------------------
Net assets at the end of period                                      $90,525,025
================================================================================
Balance of undistributed net investment income at end of period      $   116,314
================================================================================

                                 See accompanying notes to financial statements.
-----
20

Notes to Financial Statements           Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $6 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, March 3, 1997 through May 31, 1997, Class A Shares were available for purchase on a privileged load-waived basis (without an up-front sales charge).

The Fund invests in a conservative mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had such outstanding purchase commitments of $2,930,722.

-----
21

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from regular federal income tax when received by the fund, to qualify as exempt-interest dividends when distributed to the Shareholders of the Fund. All tax-exempt income received by the fund and paid to shareholders during the period August 7, 1996 (commencement of operations) through June 30, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

-----
23

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operation) through June 30, 1997, were as follows:

                                                        Shares        Amount
----------------------------------------------------------------------------
Shares sold:
  Class A                                            3,490,947   $77,077,576
  Class B                                               89,676     2,064,529
  Class C                                               67,179     1,548,508
  Class R                                              300,930     6,026,067

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                                4,721       105,890
  Class B                                                   --            --
  Class C                                                   --            --
  Class R                                                    1            30
----------------------------------------------------------------------------
                                                     3,953,454    86,822,600
----------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (36,344)     (818,648)
  Class B                                               (1,337)      (30,923)
  Class C                                                  (97)       (2,246)
  Class R                                                   --            --
----------------------------------------------------------------------------
                                                       (37,778)     (851,817)
----------------------------------------------------------------------------
Net increase                                         3,915,676   $85,970,783
============================================================================

3. Distributions to Shareholders

On July 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 1997, to shareholders of record on July 9, 1997, as follows:

----------------------------------------------------------------------------
Dividend per share:
  Class A                                                             $.0455
  Class B                                                              .0320
  Class C                                                              .0320
  Class R                                                              .0500
----------------------------------------------------------------------------

-----
24

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report




4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, long-term municipal bonds and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

--------------------------------------------------------------------------------

Purchases
Common and preferred stocks                                       $  35,065,459
Long-term municipal bonds                                            55,233,338
Temporary investments                                                31,400,000


Sales
Common and preferred stocks                                           5,973,373
Long-term municipal bonds                                             1,039,451
Temporary investments                                                26,800,000
================================================================================

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,963,451 of which $4,060,388 related to appreciated securities and $96,937 related to depreciated securities.


5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
================================================================================


The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its

------
25

Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of the John Nuveen Company, compensated authorized dealers directly with a 2% commission on Fund share sales. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $54,800, of which approximately $46,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor compensated authorized dealers directly with approximately $75,200 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $17,000 of CDSC on share redemptions during the period.


6. Composition of Net Assets
At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                   $  86,004,140
Balance of undistributed net investment income                          116,314
Accumulated net realized gain from investment transactions              441,120
Net unrealized appreciation of investments                            3,963,451
--------------------------------------------------------------------------------
   Net assets                                                     $  90,525,025
================================================================================

------
26

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report




7. Investment Composition
The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At June 30, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total municipal investments, were as follows:

--------------------------------------------------------------------------------
Revenue Bonds:
   Housing Facilities                                                        14%
   Lease Rental Facilities                                                   13
   Health Care Facilities                                                    12
   Transportation                                                            11
   Educational Facilities                                                     8
   Electric Utilities                                                         4
   Water/Sewer Facilities                                                     1
   Other                                                                      4
General Obligation Bonds                                                     33
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

48% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


------
27

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:

Class (Inception date)                Operating performance        Less distributions
                                     ------------------------  -------------------------
NUVEEN BALANCED
MUNICIPAL AND STOCK FUND
                                                          Net
                          Net                    realized and                                Net     Total
                          asset                    unrealized   Dividends                  asset    return
                          value             Net   gain (loss)    from net  Distributions   value    on net
Year ending               beginning  investment          from  investment   from capital  end of  turnover
June 30,                  of period   income(b)   investments      income          gains  period  value(a)
----------------------------------------------------------------------------------------------------------
Class A (8/96)
  1997(d)                    $20.00         $.56        $3.02       $(.42)         $(.05)  $23.11    18.05%
Class B (8/96)
  1997(d)                     20.00         .40         3.04        (.28)          (.05)   23.11    17.32
Class C (8/96)
  1997(d)                     20.00         .40         3.03        (.28)          (.05)   23.10    17.27
Class R (8/96)
  1997(d)                     20.00         .61         3.03        (.48)          (.05)   23.11    18.38
----------------------------------------------------------------------------------------------------------

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.
(d) From commencement of class operations as noted.


                                                                      Nuveen Balanced Municipal and Stock Fund
                                                                                   June 30, 1997 Annual Report

                                                     Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                      Ratio                           Ratio
                                     of net                          of net
                  Ratio of       investment        Ratio of      investment
                  expenses        income to        expenses       income to
                to average          average      to average         average
                net assets       net assets      net assets      net assets
    Net assets      before           before           after           after       Portfolio            Average
 end of period   reimburse-      reimburse-      reimburse-      reimburse-        turnover         commission
(in thousands)         ment            ment         ment(b)         ment(b)            rate       rate paid(c)
-----------------------------------------------------------------------------------------------------------------------------------
      $79,952        1.58%*           2.31%*           1.10%*         2.79%*           32%             $.0244

        2,051        2.22*            1.62*            1.85*          1.99*            32               .0244

        1,559        2.29*            1.53*            1.85*          1.97*            32               .0244

        6,963        2.05*            1.96*             .85*          3.16*            32               .0244
===================================================================================================================================

29

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Balanced Municipal and Stock Fund), including the portfolio of investments, as of June 30, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 18, 1997

-----
30

Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.


-----
31

Fund Information

Board of Trustees
James E. Bacon
Anthony T. Dean
William L. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadvisor
Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

-----
32

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com